UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 4, 2020

Consumer Capital Group, Inc.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  000-54998

DELAWARE	26-2517432
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1125 Route 9W S
Nyack, NY 10960
(Address and zip code of principal executive offices)

(646) 346-3735
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       On January 4, 2020, Crystal L. Chen, who has served as the Chief Financial Officer of Consumer Capital Group, Inc. (the “Company”) since August 2017, informed the Company of her intention to resign from her position of Chief Financial Officer, effective as of February 1, 2020. Ms. Chen’s resignation was for personal reasons. The Company intends to undertake a search for a new chief financial officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSUMER CAPITAL GROUP, INC.

	By:	/s/ Jianmin Gao
	Name:	Jianmin Gao
	Title:	Chief Executive Officer
Date: February 7, 2020

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